UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 15, 2005

SONIC CORP.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18859 (Commission File Number)	73-1371046 (I.R.S. Employer Identification No.)

300 Johnny Bench Drive Oklahoma City, Oklahoma (Address of Principal Executive Offices)		73104 (Zip Code)

(405) 225-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

    (d)       On June 15, 2005, the Board of Directors appointed Michael J. Maples to fill the open director position of Sonic Corp. (the “Registrant”) for a term expiring at the next annual meeting of stockholders of the Registrant. The Board appointed Mr. Maples to serve on the Nominating and Corporate Governance Committee and on the Compensation Committee of the Board of Directors.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99 Press Release, dated June 15, 2005, announcing the appointment of Michael J. Maples to the Board of Directors

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
SONIC CORP.
Date: June 16, 2005	By:	/s/ Stephen C. Vaughan Stephen C. Vaughan, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated June 15, 2005, announcing the appointment of Michael J. Maples to the Board of Directors